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                                  EXHIBIT 23


                         INDEPENDENT AUDITOR'S CONSENT
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INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statement No. 33-39926 of California Commercial Bankshares on Form S-8 of our report dated February 9, 1995, appearing in this Annual Report on Form 10-K of California Commercial Bankshares for the year ended December 31, 1994.



LOS ANGELES, CALIFORNIA
MARCH 28, 1995